                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report:  (Date of earliest event reported) January 14, 1999


                            IMARK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



    Delaware                      0-21147                   87-0378128
--------------------------------------------------------------------------------
    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)              Identification
    incorporation)                                          Number)



620 Herndon Parkway,  Suite 200 Herndon, Virginia                  20170
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)



      Registrant's Telephone Number, including Area Code:  (703) 925-3400

Item 3:

Attached are the Amended Plan of Reorganization dated January 14, 1999 and the Disclosure Statement for the Chapter 11 bankruptcy filing of Imark Technologies, Inc. This Plan has not been confirmed. The hearing date for confirmation has been set for February 23, 1999. Also attached is the court order fixing time for filing time for filing proofs of claim.





                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   IMARK TECHNOLOGIES, INC.



Dated:   January 27, 1999          /s/ Robert A. Wiedemer
                                   -------------------------------------
                                   Robert A. Wiedemer
                                   President

                                EXHIBIT INDEX


99.1      Amended Plan of Reorganization.

99.2      Disclosure Statement.

99.3      Order Conditionally Approving Disclosure Statement.

99.4      Order Fixing Time for Filing Proofs of Claim.